Delaware Diversified Value Fund                      DELAWARE(SM)
2000 Annual Shareholder Report                       INVESTMENTS
-------------------------------                      ============

January 9, 2001

Dear Shareholder:

Recap of Events - As of November 30, 2000, the U.S. stock market had just turned in a third consecutive month of lackluster returns, and the year 2000 was on its way to finishing as the worst year since 1990 in the equity markets. As of November 30, 2000, major U.S. equity indexes were down year-to-date in 2000, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year-to-date and almost 50% from its March 10 peak.

There are a number of factors that are arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings disappointments, and tightening by an inflation-wary U.S. Federal Reserve Board earlier in 2000.

It is also clear that many investors and analysts in 2000 began reassessing stock valuations for companies that play a role in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and in particular for Internet-related companies. However, the rest of the year has been a mirror image of that speculative environment. Many technology stocks lost significant value in the spring, leading the broad market downward. The entire market has generally been volatile ever since and, as a result, we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this renewed focus on fundamentals is positive, as it helps move stocks toward values from which we can be optimistic about future returns.

                                                           AR-456 [11/00]CC 1/01

Delaware Diversified Value Fund provided a +2.32% return (Class A shares at net asset value with distributions reinvested) for the year ended November 30, 2000. For the fiscal year, your Fund outperformed its current benchmark the S&P 500 Index, which returned -4.23%. It also finished within one tenth of one percent of the Russell 1000 Value Index, which returned +2.42%. Going forward, the Russell 1000 Value Index will replace the S&P 500 Index as Delaware Diversified Value Fund's benchmark, as the Russell 1000 Value Index's focus on large-cap value stocks more closely matches the Fund's objectives and is more indicative of management's investment strategies.

Your Fund has a strong value approach, focusing on stocks that the management team believes are undervalued in price and will eventually be recognized by investors. As they did for most of 1999, value stocks generally took a back seat to growth stocks at the beginning of the Fund's fiscal year.

Since the U.S. stock market's March 10 decline, however, the Fund has generally benefited from its value focus and from diversified stock selection. As market volatility set in for the remainder of the Fund's fiscal year, investors often moved out of aggressive growth and into more defensive sectors such as energy, insurance, and pharmaceuticals.

The Fund's largest holdings were in financial stocks and in the energy sector as of November 30, 2000. In financials, we have focused on large banks and financial services companies, such as Bank of New York, which was a strong performer during the fiscal year. The Fund also holds 13 insurance company stocks as of November 30, 2000. Shortly after the close of our reporting period, the U.S. Federal Reserve Board cut short-term interest rates, and we expect financial and insurance stocks to benefit from the resulting environment.

One of our strategies in the energy sector has been to focus on companies such as Enron and Dynegy that trade energy as a commodity. This new business began several years ago with the deregulation of the natural gas industry. Many companies are using the same model to trade units of electricity and electronic bandwidth. Although these businesses are in the early stages of development, we believe their growth potential is significant.

Many large energy stocks, such as Exxon-Mobil, performed well during our fiscal year due to the favorable backdrop created by high oil prices. The substantial increase in energy prices over the past several months has been beneficial to the operations of many energy companies.

Consumer growth industries such as diversified healthcare have recently produced strong results for the Fund. American Home Products and Abbott Labs are two companies which develop, manufacture, and distribute diversified lines of health-related products and services to consumers and health professionals. These stocks have performed quite well over the final few months of our fiscal year. Avon Products, a manufacturer and marketer of beauty supplies, is another consumer products holding that investors have recently begun recognizing as a good value.

During our fiscal year, economically sensitive consumer cyclicals, such as building materials manufacturers, have been hurt by investors' concerns about the economy slowing. Two related stocks within the Fund, Alcoa and International Paper, have both suffered due to a fear of disappearing earnings growth. Despite the pullback in these stocks, we remain confident in both cases that the fundamentals are getting stronger and that strong earnings may lead to price appreciation in the future.

The telecommunications sector also experienced some difficult times during the year. The industry's fundamentals have deteriorated and many stock prices reflect the negative sentiment of investors. AT&T, a one-time staple of communication stocks, declined in price and detracted from the Fund's overall performance for the year. The stock of cell phone manufacturer Motorola also experienced a decline in value during the year and detracted from the Fund's performance. We believe Motorola stock has struggled recently due to the evident slowing of handset sales.

The change in investor mentality that was seen during the year generally benefited your Fund. As the market has struggled over the past nine months, we have been presented with opportunities to purchase stocks that we think have become undervalued. We are optimistic that many of the opportunities presented during this past year will help your Fund's performance in the coming year.

Market Outlook - The causes of this year's market woes are almost identical to those seen in 1990, the last year in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. Although we expect market volatility to continue, we believe that the U.S. Federal Reserve Board is currently achieving the soft landing it sought for the U.S. economy. In our opinion, declining stock prices, continued positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

Sincerely,


/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

This annual report is for the information of Delaware Diversified Value Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information.

Delaware Diversified Value Fund
Fund Objective
The Fund seeks capital appreciation with current income as a secondary objective.

Total Fund Net Assets
As of November 30, 2000
$15.35 million

Number of Holdings
As of November 30, 2000
166

Your Fund Manager
J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a Chartered Financial Analyst.

Nasdaq Symbols
Class A         DDVAX
Institutional   DDVIX

Performance Summary

Average Annual Total Returns
For the Periods Ended November 30, 2000
                                                      One Year        Lifetime
Delaware Diversified Value Fund
Class A (Est. 9/15/98)
   Excluding Sales Charge                               +2.32%         +12.52%
   Including Sales Charge                               -3.55%          +9.54%
Institutional Class (Est. 9/15/98)                      +2.32%         +12.52%
S&P 500 Index                                           -4.23%         +13.67%
Russell 1000 Value Index                                +2.42%         +11.89%
Lipper Multi-Cap Value Fund Average (557 funds)         +5.90%         +11.16%

Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and no Class B or Class C shares were offered.

An expense limitation was in effect for all classes of Delaware Diversified Value Fund during the period. Performance would have been lower if the expense limitation was not in effect.

In the past, the Fund's benchmark was the S&P 500 Index, which is a weighted, unmanaged composite of large-capitalization U.S. companies. The Fund now uses the Russell 1000 Value Index as its benchmark because it more accurately represents the investment strategy in Delaware Diversified Value Fund. The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper category represents the average returns of multi-cap value funds tracked by Lipper (Source: Lipper, Inc.). It is not possible to invest in an index. Past performance does not guarantee future results. This information is for shareholder use only.

Delaware Diversified Value Fund Performance
-------------------------------------------

Growth of a $10,000 Investment
September 15, 1998 through November 30, 2000


[GRAPHIC OMITTED]

                  Delaware                           Russell
                Diversified                           1000
                 Value Fund         S&P 500           Value
              Class A Shares         Index            Index

 9/15/98         $ 9,424             $10,000         $10,000
11/30/98         $10,577             $12,203         $11,277
 5/31/99         $11,073             $13,744         $12,790
11/30/99         $11,957             $14,755         $12,458
 5/31/00         $12,174             $15,183         $12,563
11/30/00         $12,234             $14,132         $12,760


                  --------------------------------------------------------------
                  The chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of all distributions. After the initial date of investment, returns were plotted on the chart as of the last day of each May and November. Performance of other Fund classes will vary due to differing charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

                  An expense limitation was in effect for all classes of Delaware Diversified Value Fund during the period. Performance would have been lower if the expense limitation was not in effect.

 Statement of Net Assets


 DELAWARE DIVERSIFIED VALUE FUND
 -------------------------------------------------------------------------------

                                                                                        Number of            Market
 November 30, 2000                                                                        Shares              Value
 ---------------------------------------------------------------------------------------------------------------------
 Common Stock - 98.27%
 Aerospace & Defense - 2.80%
 Boeing                                                                                    2,700           $   186,469
 General Dynamics                                                                          1,100                83,875
 Lockheed Martin                                                                           2,400                81,840
 United Technologies                                                                       1,100                77,894
                                                                                                           -----------
                                                                                                               430,078
                                                                                                           -----------

 Automobiles & Automotive Parts - 1.27%
 Ford Motor                                                                                4,443               101,078
*General Motors                                                                            1,900                94,053
                                                                                                           -----------
                                                                                                               195,131
                                                                                                           -----------

 Banking & Finance - 21.28%
 American Express                                                                          3,100               170,306
 Bank of America                                                                           5,100               203,681
 Bank of New York                                                                          1,700                93,819
 Bank One                                                                                  3,100               111,019
 Chase Manhattan                                                                           3,850               141,969
 Citigroup                                                                                13,133               654,188
 Comerica                                                                                  1,200                62,475
 Countrywide Credit                                                                        1,800                66,825
 Fannie Mae                                                                                1,400               110,600
 First Union                                                                               2,200                55,275
 Firstar                                                                                   4,800                93,000
 Fleet Boston Financial                                                                    2,900               108,750
 Freddie Mac                                                                               4,000               241,750
 Goldman Sachs Group                                                                       1,000                82,125
 Household International                                                                   1,200                59,850
 Lehman Brothers                                                                             800                39,650
 Mellon Financial                                                                          1,200                56,250
 Merrill Lynch                                                                             1,800               104,175
 Morgan (J.P.)                                                                               600                80,888
 Morgan Stanley Dean Witter                                                                3,200               202,800
 PNC Financial Group                                                                         700                46,550
 State Street Bank                                                                           500                64,500
 Stilwell Financial                                                                        1,000                32,500
 Summit Bancorp                                                                            1,100                40,906
 Suntrust Banks                                                                            1,000                50,813
 Washington Mutual                                                                         1,500                68,156
 Wells Fargo                                                                               4,700               222,956
                                                                                                           -----------
                                                                                                             3,265,776
                                                                                                           -----------

                                                                                        Number of             Market
 Delaware Diversified Value Fund                                                          Shares              Value
 ---------------------------------------------------------------------------------------------------------------------
 Common Stock (continued)

 Cable, Media & Publishing - 3.32%
 Adelphia Communications Class A                                                           1,300           $    36,156
*AT&T - Liberty Media Class A                                                              8,800               119,350
*Cablevision Systems  Class A                                                                700                53,381
*Clear Channel Communications                                                              1,034                52,217
*Metro-Goldwyn-Mayer                                                                       2,100                36,225
 Time Warner                                                                               1,100                68,200
*USA Networks                                                                              2,200                36,988
*Viacom Class B                                                                            2,100               107,363
                                                                                                           -----------
                                                                                                               509,880
                                                                                                           -----------

 Chemicals - 1.91%
 Dow Chemical                                                                              3,200                97,800
 DuPont (E.I.) de Nemours                                                                  2,800               118,475
 PPG Industries                                                                            1,000                41,688
 Praxair                                                                                   1,000                35,938
                                                                                                           -----------
                                                                                                               293,901
                                                                                                           -----------

 Computers & Technology - 2.38%
 Compaq Computer                                                                           4,800               103,200
 First Data                                                                                1,700                87,019
 Hewlett-Packard                                                                           2,800                88,550
 International Business Machines                                                             500                46,750
*Microsoft                                                                                   700                40,163
                                                                                                           -----------
                                                                                                               365,682
                                                                                                           -----------

 Consumer Products - 3.89%
 Avon Products                                                                               900                37,463
 Fortune Brands                                                                            1,100                31,763
 Gillette                                                                                    700                23,713
 Kimberly-Clark                                                                            1,100                76,931
 Minnesota Mining & Manufacturing                                                          1,500               149,813
 Procter & Gamble                                                                          3,700               277,038
                                                                                                           -----------
                                                                                                               596,721
                                                                                                           -----------

 Electronics & Electrical Equipment - 3.79%
*Advanced Micro Devices                                                                    2,000                30,500
 Emerson Electric                                                                            900                65,588
 General Electric                                                                          2,800               138,775
 General Motors - Class H                                                                  2,400                52,176
 Honeywell International                                                                   2,100               102,375
 Motorola                                                                                  2,800                56,175
 Rockwell International                                                                    1,000                40,250
 Texas Instruments                                                                         1,000                37,313
 Tyco International                                                                        1,100                58,025
                                                                                                           -----------
                                                                                                               581,177
                                                                                                           -----------

                                                                                         Number of            Market
 Delaware Diversified Value Fund                                                          Shares              Value
 ---------------------------------------------------------------------------------------------------------------------
 Common Stock (continued)
 Energy - 11.26%
*AES                                                                                         800           $    41,500
 Apache                                                                                      700                36,575
 Baker Hughes                                                                              1,000                33,063
 Chevron                                                                                   1,600               131,000
 Coastal                                                                                   1,300                95,225
 Conoco                                                                                    1,700                41,863
 Constellation Energy                                                                      1,000                40,688
 Devon Energy                                                                                500                24,625
 Dynegy                                                                                      900                39,825
 Enron                                                                                       900                58,275
 Exxon-Mobil                                                                               8,000               704,000
 Halliburton                                                                               1,100                36,713
 Kerr-Mcgee                                                                                  800                48,650
*Noble Drilling                                                                              900                25,931
*NRG Energy                                                                                1,600                41,000
 Phillips Petroleum                                                                          800                45,200
*Southern Energy                                                                           1,200                29,250
 Texaco                                                                                    1,300                75,481
 Ultramar Diamond Shamrock                                                                 1,700                46,856
 Unocal                                                                                    1,700                58,013
 Williams                                                                                  2,100                74,288
                                                                                                           -----------
                                                                                                             1,728,021
                                                                                                           -----------

 Environmental Services - 0.30%
 Waste Management                                                                          1,900                45,481
                                                                                                           -----------
                                                                                                                45,481
                                                                                                           -----------

 Food, Beverage & Tobacco - 6.72%
 Anheuser Busch                                                                            2,000                94,875
 Campbell Soup                                                                             1,100                36,713
 Coca Cola                                                                                 1,900               118,988
 ConAgra                                                                                   2,100                53,419
 General Mills                                                                             1,100                45,238
 Heinz (H.J.)                                                                              1,100                50,188
 McDonald's                                                                                2,300                73,313
 PepsiCo                                                                                   3,200               145,200
 Philip Morris                                                                             6,200               236,763
 Quaker Oats                                                                                 700                60,856
 Ralston-Purina Group                                                                      1,700                44,731
 Sara Lee                                                                                  3,000                72,000
                                                                                                           -----------
                                                                                                             1,032,284
                                                                                                           -----------

 Healthcare & Pharmaceuticals  - 8.06%
 Abbott Laboratories                                                                       2,300               126,644
 American Home Products                                                                    1,500                90,188
 Bristol-Myers Squibb                                                                      2,600               180,213
 HCA - The Healthcare Company                                                              1,200                49,725
 Johnson & Johnson                                                                         4,000               400,000
 Merck & Company                                                                           2,900               268,794
*Pacificare Health Systems                                                                 3,000                37,875
 Pharmacia                                                                                   490                29,890
*Wellpoint Health Networks                                                                   500                53,906
                                                                                                           -----------
                                                                                                             1,237,235
                                                                                                           -----------

                                                                                        Number of            Market
 Delaware Diversified Value Fund                                                          Shares              Value
 ---------------------------------------------------------------------------------------------------------------------
 Common Stock (continued)
 Industrial Machinery - 0.99%
 Caterpillar                                                                               1,600           $    62,900
 Deere & Company                                                                           1,300                52,894
 Dover                                                                                       900                36,844
                                                                                                           -----------
                                                                                                               152,638
                                                                                                           -----------

 Insurance - 8.23%
 Aetna                                                                                     1,000                67,313
 AFLAC                                                                                       800                56,300
 Allstate                                                                                  3,400               130,050
 American General                                                                          1,100                82,431
 American International Group                                                              4,475               433,795
 Chubb                                                                                       800                65,200
 Hartford Financial Services                                                               1,000                70,750
 Jefferson-Pilot                                                                             800                54,600
 Marsh & McLennan                                                                            600                69,075
 Metropolitan Life Insurance                                                               2,500                74,063
 St. Paul                                                                                  1,200                60,150
 Torchmark                                                                                 1,700                64,600
 UnitedHealth Group                                                                          300                35,194
                                                                                                           -----------
                                                                                                             1,263,521
                                                                                                           -----------

 Leisure, Lodging & Entertainment - 1.67%
 Brunswick                                                                                 2,100                36,094
 MGM Grand                                                                                 1,200                34,350
 Walt Disney                                                                               6,400               185,200
                                                                                                           -----------
                                                                                                               255,644
                                                                                                           -----------

 Metals & Mining - 0.90%
 Alcoa                                                                                     3,520                99,220
 Barrick Gold                                                                              2,600                39,000
                                                                                                           -----------
                                                                                                               138,220
                                                                                                           -----------

 Real Estate - 0.42%
 Equity Office Properties Trust                                                              800                24,250
 Equity Residential Properties                                                               800                40,800
                                                                                                           -----------
                                                                                                                65,050
                                                                                                           -----------

 Paper & Forest Products - 0.84%
 Georgia-Pacific                                                                           1,700                42,819
 International Paper                                                                       1,100                37,263
 Weyerhaeuser                                                                              1,100                48,125
                                                                                                           -----------
                                                                                                               128,207
                                                                                                           -----------

 Retail - 2.10%
 CVS                                                                                         900                51,188
*Federated Department Stores                                                               1,700                51,850
 Limited                                                                                   2,200                42,763
*Safeway                                                                                   1,000                58,938
 Sears, Roebuck                                                                            2,200                71,368
*Tricon Global Restaurants                                                                 1,300                46,800
                                                                                                           -----------
                                                                                                               322,907
                                                                                                           -----------


                                                                                        Number of             Market
 Delaware Diversified Value Fund                                                          Shares              Value
 ---------------------------------------------------------------------------------------------------------------------
 Common Stock (continued)
 Telecommunications - 10.49%
 Alltel                                                                                      800           $    49,000
 AT&T                                                                                     11,500               225,688
 BellSouth                                                                                 5,400               225,788
*Comcast - Special Class A                                                                 2,000                76,875
*Crown Castle                                                                              1,700                40,481
 SBC Communications                                                                        7,852               431,369
 Scientific-Atlanta                                                                          700                28,263
*Sprint                                                                                    3,100                71,300
 Sprint PCS                                                                                1,300                29,494
 Verizon Communications                                                                    6,288               353,307
*Worldcom                                                                                  5,300                79,169
                                                                                                           -----------
                                                                                                             1,610,734
                                                                                                           -----------

 Transportation & Shipping - 0.92%
*Fedex                                                                                     1,100                52,712
*Northwest Airlines Class A                                                                1,100                27,706
 Union Pacific                                                                             1,300                60,450
                                                                                                           -----------
                                                                                                               140,868
                                                                                                           -----------

 Utilities - 4.73%
 Allegheny Energy                                                                            900                37,575
*Calpine                                                                                   1,200                42,600
 Dominion Resources                                                                        1,100                66,000
 Duke Energy                                                                               1,400               125,913
 Energy East                                                                               2,700                54,675
 FPL Group                                                                                 1,100                72,875
 PG&E                                                                                      3,000                82,313
 Public Service Enterprise Group                                                           1,500                64,125
 Reliant Energy                                                                              800                31,400
 Southern                                                                                  1,900                59,969
 TXU                                                                                       2,200                87,863
                                                                                                           -----------
                                                                                                               725,308
                                                                                                           -----------

 Total Common Stock
    (cost $14,899,976)                                                                                      15,084,464
                                                                                                           -----------

                                                                                      Principal
                                                                                        Amount
                                                                                     -----------
 Repurchase Agreements - 0.58%
 With BNP Paribas 6.48% 12/1/00 (dated 11/30/00,
    collateralized by $13,000 U.S. Treasury Notes 5.50% due
    8/31/01, market value $13,033 and $18,000 U.S. Treasury Notes
    5.875% due 10/31/01, market value $18,479)                                       $    30,800                30,800
 With Chase Manhattan 6.45% 12/1/00 (dated 11/30/00,
    collateralized by $18,000 U.S. Treasury Notes 5.50% due
    3/31/03, market value $17,706 and $15,000 U.S. Treasury
    Notes 4.25% due 11/15/03, market value $14,131)                                       31,100                31,100
 With J.P. Morgan 6.45% 12/1/00 (dated 11/30/00,
    collateralized by $27,000 U.S. Treasury Notes 6.625% due
    4/30/02, market value $27,734)                                                        27,100                27,100
                                                                                     -----------           -----------

 Total Repurchase Agreements
    (cost $89,000)                                                                                              89,000
                                                                                                           -----------

 Delaware Diversified Value Fund
 ---------------------------------------------------------------------------------------------------------------------

 Total Market Value of Securities - 98.85%
    (cost $14,988,976)                                                                                     $15,173,464
 Receivables and Other Assets Net of Liabilities - 1.15%                                                       176,676
                                                                                                           -----------
 Net Assets Applicable to 1,513,036 Shares
    Outstanding - 100.00%                                                                                  $15,350,140
                                                                                                           -----------

 Net Asset Value - Delaware Diversified Value Fund A Class
    ($22,797 / 2,247 shares)                                                                               $     10.15
                                                                                                           -----------
 Net Asset Value - Delaware Diversified Value Fund Institutional Class
    ($15,327,343 / 1,510,789 shares)                                                                       $     10.15
                                                                                                           -----------


 Components of Net Assets at November 30, 2000:
 Shares of beneficial interest (unlimited authorization - no par)                                          $14,854,685
 Undistributed net investment income                                                                           143,231
 Accumulated net realized gain on investments                                                                  167,736
 Net unrealized appreciation of investments                                                                    184,488
                                                                                                           -----------
 Total net assets                                                                                          $15,350,140
                                                                                                           -----------

 -------------------------------------------------------------------------------
*Non-income producing security for the year ended November 30, 2000.


 Net Asset Value and Offering Price per Share -
    Delaware Diversified Value Fund
 Net asset value A Class (A)                                                                               $     10.15
 Sales charge (5.75% of offering price or 6.11% of the amount
    invested per share) (B)                                                                                       0.62
                                                                                                           -----------
 Offering price                                                                                            $     10.77
                                                                                                           -----------

 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
 (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Operations

Year Ended November 30, 2000                                                     Delaware Diversified Value Fund
--------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividends                                                                        $ 227,440
Interest                                                                             8,400                 $ 235,840
                                                                                 ---------                 ---------

EXPENSES:
Management fees                                                                     77,635
Accounting and administration                                                        4,330
Reports and statements to shareholders                                               2,450
Custodian fees                                                                       2,344
Dividend disbursing and transfer agent fees and expenses                             2,084
Registration fees                                                                    1,769
Trustees' fees                                                                       1,240
Professional fees                                                                      957
Distribution expense                                                                    61
Other                                                                                1,802                    94,672
                                                                                 ---------
Less expenses absorbed or waived                                                                              (6,219)
Less expenses paid indirectly                                                                                   (276)
                                                                                                           ---------
Total expenses                                                                                                88,177
                                                                                                           ---------

Net Investment Income                                                                                        147,663
                                                                                                           ---------


Net Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                                             170,454
Net change in unrealized appreciation/depreciation of investments                                            110,683
                                                                                                           ---------

Net Realized and Unrealized Gain on Investments                                                              281,137
                                                                                                           ---------

Net Increase in Net Assets Resulting from Operations                                                       $ 428,800
                                                                                                           ---------

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                        Delaware Diversified Value Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                                      11/30/00                    11/30/99
                                                                                    ------------                 ------------
Increase in Net Assets from Operations:
Net investment income                                                               $    147,663                 $     31,764
Net realized gain on investments                                                         170,454                      327,920
Net change in unrealized appreciation/depreciation of investments                        110,683                     (152,111)
                                                                                    ------------                 ------------
Net increase in net assets resulting from operations                                     428,800                      207,573
                                                                                    ------------                 ------------


Distributions to Shareholders from:
Net investment income:
   A Class                                                                                  --                           --
   Institutional Class                                                                   (33,683)                      (8,706)

Net realized gain on investments:
   A Class                                                                                                               --
   Institutional Class                                                                  (330,574)                     (11,765)
                                                                                    ------------                 ------------
                                                                                        (364,257)                     (20,471)
                                                                                    ------------                 ------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class                                                                                25,002                         --
   Institutional Class                                                                14,677,842                    2,691,500


Net asset value of shares issued upon reinvestment of distributions:
   A Class                                                                                  --                           --
   Institutional Class                                                                   364,257                       20,471
                                                                                    ------------                 ------------
                                                                                      15,067,101                    2,711,971
                                                                                    ------------                 ------------

Cost of shares repurchased:
   A Class                                                                                (3,000)                        --
   Institutional Class                                                                (4,921,404)                        --
                                                                                    ------------                 ------------
                                                                                      (4,924,404)                        --
                                                                                    ------------                 ------------
Increase in net assets derived from capital share transactions                        10,142,697                    2,711,971
                                                                                    ------------                 ------------

Net Increase in Net Assets                                                            10,207,240                    2,899,073

Net Assets:
Beginning of period                                                                    5,142,900                    2,243,827
                                                                                    ------------                 ------------
End of period                                                                       $ 15,350,140                 $  5,142,900
                                                                                    ------------                 ------------

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Diversified Value Fund A Class
------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year
                                                                                    Ended
                                                                                 11/30/2000(3)
                                                                                 -------------
Net asset value, beginning of period                                             $     10.690

Income from investment operations:
   Net investment income(1)                                                             0.125
   Net realized and unrealized gain on investments                                      0.092
                                                                                 ------------
   Total from investment operations                                                     0.217
                                                                                 ------------


Less dividends and distributions:
   Dividends from net investment income                                                (0.070)
   Distributions from net realized gain on investments                                 (0.687)
                                                                                 ------------
Total dividends and distributions                                                      (0.757)
                                                                                 ------------


Net asset value, end of period                                                   $     10.150
                                                                                 ------------

Total return(2)                                                                         2.32%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                                       $        23
   Ratio of expenses to average net assets                                              0.75%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                                           1.10%
   Ratio of net investment income to average net assets                                 1.23%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly                                0.88%
   Portfolio turnover                                                                    130%

------------------------------------------------------
(1) The average share outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Shares of the Delaware Diversified Value Fund A Class were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 1999, there was a balance of 1 share representing the initial seed purchase, as of September 15, 1998. Financial Highlights for the periods ended November 30, 1998 and 1999 are not presented because the data is not believed to be meaningful.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Diversified Value Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      9/15/98(1)
                                                                                     Year Ended                           to
                                                                          11/30/00               11/30/99              11/30/98
                                                                       ---------------        --------------        --------------
Net asset value, beginning of period                                   $        10.690        $        9.540        $        8.500

Income from investment operations:
   Net investment income(2)                                                      0.125                 0.129                 0.026
   Net realized and unrealized gain on investments                               0.092                 1.108                 1.014
                                                                       ---------------        --------------        --------------
   Total from investment operations                                              0.217                 1.237                 1.040
                                                                       ---------------        --------------        --------------
Less dividends and distributions:
Dividends from net investment income                                            (0.070)               (0.037)             --
Distributions from net realized gain on investments                             (0.687)               (0.050)             --
                                                                       ---------------        --------------        --------------
Total dividends and distributions                                               (0.757)               (0.087)             --
                                                                       ---------------        --------------        --------------
Net asset value, end of period                                         $        10.150        $       10.690        $        9.540
                                                                       ---------------        --------------        --------------
Total return(3)                                                                  2.32%                13.05%                12.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                             $        15,327            $    5,143            $    2,244
   Ratio of expenses to average net assets                                       0.75%                 0.75%                 0.75%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                                    0.80%                 1.24%                 1.24%
   Ratio of net investment income to average net assets                          1.23%                 1.25%                 1.41%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly                         1.18%                 0.76%                 0.92%
   Portfolio turnover                                                             130%                  111%                   74%

------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

November 30, 2000

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Diversified Value Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge. The Institutional Class has no sales charge. As of November 30, 2000, only the A and Institutional Classes have commenced operations.

The investment objective of the Fund is to achieve capital appreciation with current income as a secondary objective.


1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $276 for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".


2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on net assets in excess of $2.5 billion. At November 30, 2000, the Fund had a liability for management fees and other expenses payable to DMC and affiliates of $3,068.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, does not exceed 0.75% of average daily net assets of the Fund through May 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $680.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected voluntarily to waive such fees at this time.

Certain officers of DMC, DSC and DDLP are officers, trustee and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.


3. Investments
During the year ended November 30, 2000, the Fund made purchases of $25,157,480 and sales of $15,497,465 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 2000, the cost of investments for federal income tax purposes was $15,408,122. At November 30, 2000, the net unrealized depreciation for federal income tax purposes was $235,416 of which $1,559,078 related to unrealized appreciation of securities and $1,794,494 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:

                                                         Year         Year Ended
                                                        Ended          11/30/99
                                                       11/30/00
                                                       ---------      ----------
Shares sold:
A Class                                                    2,546              -
Institutional Class                                    1,494,344        243,796

Shares issued upon reinvestment of distributions:
A Class                                                        -              -
Institutional Class                                       37,359          2,093
                                                       ------------------------
                                                       1,534,249        245,889
                                                       ------------------------

Shares repurchased:
A Class                                                     (300)             -
Institutional Class                                     (502,098)             -
                                                       ------------------------
                                                        (502,398)             -
                                                       ------------------------
Net increase                                           1,031,851        245,889
                                                       ========================

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one-third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2000, or at any time during the period.


6. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates as distributions paid during the year as follows:


     (A)                   (B)                                         (C)

  Long-Term              Ordinary              Total
Capital Gains             Income            Distributions          Qualifying(1)
Distributions          Distributions         (Tax Basis)             Divdends
-------------          -------------        -------------          -------------

      --                  100%                  100%                  100%

-------------
(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II -- Delaware Diversified Value Fund


We have audited the accompanying statement of net assets of Delaware Diversified Value Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Value Fund at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




                                     /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 5, 2001